UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

Waters Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14010	13-3668640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A total of approximately 90,729,508 shares were present or represented by proxy at the annual meeting of stockholders of Waters Corporation (the “Company”) on May 21, 2026, representing approximately 92.4% of all shares entitled to vote. The final results of voting on each of the matters submitted to a vote of stockholders during the annual meeting are as follows:

PROPOSAL 1: ELECTION OF DIRECTORS

	For	Against	Abstain	Broker Non-Votes
Flemming Ornskov, M.D., M.P.H.	83,104,653	3,955,483	280,693	3,388,679
Linda Baddour	86,221,152	1,030,608	89,069	3,388,679
Udit Batra, Ph.D.	87,140,621	113,050	87,158	3,388,679
Dan Brennan	86,409,051	842,947	88,831	3,388,679
Richard Fearon	86,317,068	934,399	89,363	3,388,679
Claire M. Fraser, Ph.D.	87,199,890	56,704	84,235	3,388,679
Pearl S. Huang, Ph.D.	86,184,541	1,024,668	131,621	3,388,679
Wei Jiang	86,445,585	800,073	95,172	3,388,679
Heather Knight	86,159,243	1,044,180	137,407	3,388,679
Christopher A. Kuebler	82,799,542	3,610,545	930,743	3,388,679
Mark Vergnano	86,045,351	1,207,514	87,964	3,388,679

In accordance with the Company’s Amended and Restated Bylaws and pursuant to the foregoing vote, each of the nominated directors was re-elected to the Company’s Board of Directors.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For	Against	Abstain
84,825,213	4,979,244	925,052

Pursuant to the foregoing vote, the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved.

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

For	Against	Abstain	Broker Non-Votes
76,557,521	10,653,534	129,775	3,388,679

Pursuant to the foregoing vote, the stockholders adopted a non-binding, advisory resolution approving the compensation paid to the Company’s named executive officers.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: May 22, 2026	By:	/s/ Keeley A. Aleman
	Name:	Keeley A. Aleman
	Title:	Corporate Secretary